UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2004
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15381	36-3498354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 West 10th Street, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

(706) 645-4000
Registrant's telephone number, including area code

Item 5.	Other Events and Regulation FD Disclosure.

On April 22, 2004, the United States Bankruptcy Court for the Southern District of New York granted the Company an extension of the exclusive right to propose a plan of reorganization under Chapter 11 through July 29, 2004. On April 26, 2004, the Company issued a press release with respect to the extension granted by the Bankruptcy Court. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.	Exhibit
99.1	Press Release dated April 26, 2004, with respect to the matter described in Item 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPOINT STEVENS INC.
(Registrant)

Date: April 26, 2004	By:	/s/ Christopher N. Zodrow

Christopher N. Zodrow
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 26, 2004, with respect to the matter described in Item 5.